Exhibit 99.1

LANDAMERICA FINANCIAL GROUP, INC.

5600 Cox Road, Glen Allen, VA 23060  Telephone: (804) 267-8000  Fax: (804) 267-8466   Website: www.landam.com

FOR IMMEDIATE RELEASE                                          Pamela Pastor                                                         Lloyd Osgood
November 21, 2008                                                             Investor Relations Specialist                               SVP – Corporate Communications
Phone: (804) 267-8043                                            Phone: (804) 267-8133
ppastor@landam.com                                            losgood@landam.com

LANDAMERICA MOVES FORWARD
Merger Agreement with Fidelity Terminated

RICHMOND, VA - LandAmerica Financial Group, Inc. (NYSE: LFG) announces that Fidelity National Financial, Inc. (“Fidelity”) has terminated the merger agreement with LandAmerica previously announced on November 7, 2008. Under the agreement, Fidelity had sole discretion to terminate on or before November 21, 2008.

LandAmerica Chairman and Chief Executive Officer Theodore L. Chandler, Jr. said, "We are disappointed with Fidelity’s decision; however, our attention remains focused on strengthening LandAmerica’s business during these incredibly difficult economic times.  We also continue to explore strategic alternatives to improve shareholder value."

About LandAmerica Financial Group, Inc.
LandAmerica Financial Group, Inc. is a leading provider of real estate transaction services with offices nationwide and a vast network of active agents. LandAmerica serves its agent, residential, commercial and lender customers throughout the United States, Mexico, Canada, the Caribbean, Latin America, Europe and Asia. LandAmerica is recognized as number one in the mortgage services industry on Fortune’s® 2007 and 2008 lists of America’s Most Admired Companies.

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The Company cautions readers that the statements contained herein regarding the Company’s future financial condition, results of operations, future business plans, operations, opportunities, or prospects, including any factors which may affect future earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results, performance or achievements to be materially different from any anticipated results, performance or achievements, expressed or implied by such forward-looking statements. Such risks and uncertainties include: (i) the Company’s results of operations and financial condition are susceptible to changes in mortgage interest rates and general economic conditions; (ii) changes to the participants in the secondary mortgage market could affect the demand for title insurance products; (iii) the Company is subject to government regulation; (iv) heightened regulatory scrutiny of the Company and the title insurance industry, including any future resulting reductions in the pricing of title insurance products and services, could materially and adversely affect the Company’s business, operating results, and financial condition; (v) the Company may not be able to fuel its growth through acquisitions; (vi) the Company’s inability to integrate and manage successfully the Company’s acquired businesses could adversely affect the Company’s business, operating results, and financial condition; (vii) regulatory non-compliance, fraud or defalcations by the Company’s title insurance agents or employees could adversely affect its business, operating results, and financial condition; (viii) competition in the Company’s industry affects its revenue; (ix) significant industry changes and new product and service introductions require timely and cost-effective responses; (x) the Company’s litigation risks include substantial claims by large classes of claimants; (xi) the Company’s claims experience may require the Company to increase its provision for title losses or to record additional reserves, either of which may adversely affect its earnings; (xii) key accounting and essential product delivery systems are concentrated in a few locations; (xiii) provisions of the Company’s articles of incorporation and bylaws and applicable state corporation and insurance laws could limit another party’s ability to acquire the Company and could deprive shareholders of the opportunity to obtain a takeover premium for shares of common stock owned by them; (xiv) the Company’s future success depends on its ability to continue to attract and retain qualified employees; (xv) the Company’s conduct of business in foreign markets creates financial and operational risks and uncertainties that may materially and adversely affect its business, operating results, and financial condition; and (xvi) various external factors including general market conditions, governmental actions, economic reports and shareholder activism may affect the trading volatility and price of the Company’s common stock. For a description of factors that may cause actual results to differ materially from such forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and other reports from time to time filed with or furnished to the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on any forward-looking statements as these statements speak only as of the date when made. The Company undertakes no obligation to update any forward-looking statements made in this release.

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